UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2010

CLEAN ENERGY FUELS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33480	33-0968580
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

3020 Old Ranch Parkway, Suite 400 Seal Beach, California	90740
(Address of Principal Executive Offices)	Zip Code

(562) 493-2804

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                           Other Information.

As previously disclosed in our Form 10-Q for the quarter ended March 31, 2010, the Metropolitan Transit System (MTS) of San Diego, a customer which represented approximately 6 million gasoline gallon equivalents of our CNG operations and maintenance (O&M) volume in 2009, recently conducted a competitive bidding procurement and the staff of the MTS recommended awarding the contract to a competitor.  On June 24, 2010 the Board of Supervisors of the MTS voted to approve the award of the O&M contract to the competitor.  The transfer of the business is anticipated to occur July 26, 2010.

On June 28, 2010, we announced that the Los Angeles County Metropolitan Transit Authority has awarded us a new 10-year contract to upgrade, operate and maintain two CNG bus fueling facilities.  We believe these two facilities will require 9 million gasoline gallon equivalents of CNG O&M fuel annually.

In addition, as announced by a press release issued by us today, we have recently been awarded an LNG fuel supply contract by Republic Services to provide an estimated 3.5 million LNG gallons, (or approximately 2.3 million gasoline gallon equivalents) to Republic fleets in California through April 2015.  We anticipate that these two recent customer “wins” will more than offset the loss of gasoline gallons equivalents attributable to the MTS of San Diego business.

Special Note Regarding Forward-Looking Statements

Certain statements in this current report on Form 8-K may constitute “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements about the amount of gasoline gallon equivalents attributable to our contracts with the Los Angeles County Metropolitan Transit Authority and Republic Services. Forward-looking statements are based upon current assumptions, expectations and beliefs concerning future developments and their potential effect on our business. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed or forecast in these forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those discussed in “Risk Factors” in Part I, Item 1A of our Form 10-K for the year ended December 31, 2009 and Form 10-Q for the quarter ended March 31, 2010.  These forward-looking statements speak only as of the date they were made and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Words such as “expects,” “intends,” “plans,” “projects,’ “believes,” “estimates,” and similar expressions are used to identify these forward looking statements, but their absence does not mean that a statement is not forward-looking.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2010		Clean Energy Fuels Corp.

	By:	/s/ Richard R. Wheeler
Name: Richard R. Wheeler
Title: Chief Financial Officer